SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ______)

Filed by the Registrant                                                      ☑
Filed by a Party other than the Registrant                     ☐

Check the appropriate box:
☐              Preliminary Proxy Statement
☐              Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐              Definitive Proxy Statement
☑              Definitive Additional Materials
☐              Soliciting Material Pursuant to §240.14a-12

———————
Green Earth Technologies Inc.
(Name of Registrant as Specified in Its Charter)
———————

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑           No fee required

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐           Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Green Earth Technologies Inc.		CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Stockholders
	DATE:	December 7, 2010
	TIME:	at 10:00 AM (local time)
	LOCATION:	1136 Celebration Boulevard, Celebration, Florida 34747

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/GETG and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com. Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/GETG

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy.  To facilitate timely delivery please make the request, as instructed above, before November 20, 2010.

you may enter your voting instructions at https://www.iproxydirect.com /GETG until 11:59 pm eastern time December 6, 2010.

The purposes of this meeting are as follows:
1.
1. The election of two Class II directors to serve until the 2013 annual meeting of the Company’s stockholders or until their respective successors have been elected and qualified

2. Approval of an amendment of the Company’s certificate of incorporation to increase the number of shares of common stock authorized  from 200,000,000 to 300,000,000 shares

3. Approval of an amendment to the Company’s 2008 Employee Stock Award and Incentive Plan to increase the number of shares available for awards thereunder from 20,000,000 to 40,000,000

4. Advisory approval of the appointment of independent auditors for fiscal year 2011; and

5. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Pursuant to new Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the annual meeting are available on the Internet. Follow the instructions below to view the materials and vote or request printed copies.
The board of directors has fixed the close of business on October 15, 2010 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock, par value $.001 per share, they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote ‘for’ all proposals above.

Please note – This is not a Proxy Card - you cannot vote by returning this card

Green Earth Technologies Inc.
SHAREHOLDER SERVICES
500 Perimeter Park Drive Suite D
Morrisville NC 27560

TIME SENSITIVE STOCKHOLDER INFORMATION ENCLOSED

IMPORTANT STOCKHOLDER INFORMATION

YOUR VOTE IS IMPORTANT